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EXECUTION COPY

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

    THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT ("Agreement") is being executed and delivered as of October 23, 2000, by and among Great Lakes Dredge & Dock Corporation, a Delaware corporation (the "Borrower"), the other "Loan Parties" from time to time party to the Credit Agreement referred to and defined below (collectively, the "Loan Parties"), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the "Lenders") and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as representative of the Lenders (in such capacity, the "Administrative Agent"). Undefined Capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement.

W I T N E S S E T H:

    WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), in its separate capacity as "Issuing Bank", have entered into that certain Credit Agreement dated as of August 19, 1998, as heretofore amended (the "Credit Agreement"), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

    WHEREAS, the Borrower has requested that the Lenders agree to permit the Borrower to make or incur Capital Expenditures and Permitted Business Acquisitions during Fiscal Year 2000 in an aggregate amount which is greater than that currently permitted under the terms of the Credit Agreement; and

    WHEREAS, subject to the terms and conditions of this Agreement, the Lenders have agreed to amend the Credit Agreement to permit such Capital Expenditures and Permitted Business Acquisitions;

    NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

    1.  Amendment to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Paragraph 2 of this Agreement, the Credit Agreement is amended to add the reference "(x)" to the beginning of the existing provision which follows the language "provided, further, however" in Section 6.3(a) thereof and to add the following provision to the end of such Section 6.3(a):,

  (y) the Borrower and its Subsidiaries may make and incur Capital Expenditures and Permitted Business Acquisitions in an aggregate amount not exceeding $14,000,000 during Fiscal Year 2000 and (z) the amount of permitted Capital Expenditures and Permitted Business Acquisitions for Fiscal Year 2001 may not be increased pursuant to the first proviso of this section.

    2.  Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Administrative Agent's receipt of originally-executed counterparts of this Agreement executed by duly authorized officers of the Borrower, the other Loan Parties and the Majority Lenders.

    3.  Representations and Warranties.

    (a) The Borrower and each other Loan Party hereby represents and warrants that this Agreement, and the Credit Agreement as amended by this Agreement, constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

    (b) The Borrower and each other Loan Party hereby represents and warrants that its execution, delivery and performance of this Agreement, and its performance of the Credit Agreement as amended by this Agreement, have been duly authorized by all proper corporate action, do not violate any provision of its articles or certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Reliance Agreement.

    (c) The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

    4.  Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. This Agreement shall constitute Loan Documents for purposes of the Credit Agreement.

    5.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

    6.  Administrative Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

    7.  Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

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    IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION
By:	/s/ DEBORAH A. WENSEL
Name:	Deborah A. Wensel
Title:	Vice President and CFO
GREAT LAKES DREDGE & DOCK COMPANY
By:	/s/ DEBORAH A. WENSEL
Name:	Deborah A. Wensel
Title:	Vice President and CFO
DAWSON MARINE SERVICES COMPANY (formerly, Dawson Dredging Company)
By:	/s/ DEBORAH A. WENSEL
Name:	Deborah A. Wensel
Title:	Vice President and CFO
FIFTY-THREE DREDGING CORPORATION
By:	/s/ PAUL DINQUEL
Name:	Paul Dinquel
Title:	Vice President
GATES CONSTRUCTION CORP.
By:	/s/ DEBORAH A. WENSEL
Name:	Deborah A. Wensel
Title:	Vice President and CFO

BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as Administrative Agent
By:	/s/ KRISTINE D. HYDE
Name:	Kristine D. Hyde
Title:	Vice President
BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as a Lender
By:	/s/ JENNIFER L. GERDES
Name:	Jennifer L. Gerdes
Title:	Vice President
BANK OF MONTREAL, CHICAGO BRANCH, as a Lender
By:	/s/ BRUCE A. PIETKA
Name:	Bruce A. Pietka
Title:	Director
FLEET BANK, N.A., as Lender
By:
Name:
Title:
LASALLE BANK, N.A., as a Lender
By:	/s/ DREW E. BURLAK
Name:	Drew E. Burlak
Title:	AVP

COMERICA BANK—DETROIT, as a Lender
By:	/s/ ALAN S. CARLYLE
Name:	Alan S. Carlyle
Title:	Officer
SUMMIT BANK, as a Lender
By:	/s/ BONNIE GERSHON
Name:	Bonnie Gershon
Title:	Vice President
THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ ROBIN BRODY
Name:	Robin Brody
Title:	Vice President
FLEET NATIONAL BANK, Successor by merger to Fleet Bank, N.A.
By:	/s/ SCOTT VANDERWALL Scott Vanderwall Vice President

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AMENDMENT NO. 2 TO CREDIT AGREEMENT
W I T N E S S E T H: